Exhibit 99.2

1 Transformational Global Collaboration With InnoCare Pharma Conference Call October 8, 2025

Disclaimer

FORWARD-LOOKING STATEMENTS: This presentation contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond the control of Zenas BioPharma, Inc. (the "Company" or "Zenas"), which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include statements concerning Zenas's plans, objectives, expectations and intentions; its future financial or business performance; the timing and results of ongoing and future clinical trials and potential regulatory approval and commercialization, including timing of results and data from clinical trials, including the INDIGO trial, and if successful, the timing of BLA submission, potential approval and commercial launch, the 12-week and 24-week topline results from the MoonStone trial, the completion of enrollment and reporting the topline results from the SunStone trial, and if successful, the timing of initiating the Phase 3 trial in SLE, the timing of initiation of the Phase 3 trial of orelabrutinib in patients with SPMS, the timing to submit an IND, and subject to IND clearance, the initiation of Phase 1 clinical studies of ZB021 and ZB022; its ability to identify strategic partners for its pipeline programs; the potential commercial opportunities for its product candidates; the potential competition for its product candidates; the potential commercial attributes for its product candidates; the Company's cash guidance; and the Company's license agreement with InnoCare and achievement of payment triggering milestones. The forward-looking statements in this presentation speak only as of the date of this presentation and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company's actual results to differ materially from those anticipated in the forward-looking statements, including, but not limited to: the Company's limited operating history, incurrence of substantial losses since the Company's inception and anticipation of incurring substantial and increasing losses for the foreseeable future; and the Company's need for substantial additional financing to achieve the Company's goals; the uncertainty of clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of the Company's current product candidates or any future product candidates; delays or difficulties in the enrollment and dosing of patients in clinical trials; the impact of any significant adverse events or undesirable side effects caused by the Company's product candidates; potential competition, including from large and specialty pharmaceutical and biotechnology companies, many of which already have approved therapies in the Company's current indications; the Company's ability to realize the benefits of the Company's current or future collaborations or licensing arrangements and ability to successfully consummate future partnerships; the Company's ability to obtain regulatory approval to commercialize any product candidate in the United States or any other jurisdiction, and the risk that any such approval may be for a more narrow indication than the Company seeks; and other risks and uncertainties described in the section "Risk Factors" in the Company's Quarterly Report for the quarter ended June 30, 2025, and subsequent reports filed with the Securities and Exchange Commission (SEC). The forward-looking statements in this presentation are inherently uncertain, speak only as of the date of this presentation, may prove incorrect and are not guarantees of future events. These statements are based upon information available to the Company as of the date of this presentation and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company's control, you should not unduly rely on these forward-looking statements. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

MARKET AND INDUSTRY DATA: Unless otherwise indicated, market and industry data contained in this presentation, including potential commercial opportunities, is based on the Company's management's estimates and research, as well as industry and general publications and research and studies conducted by third parties. Although the Company believes that the information from these third-party publications, research and studies included in this presentation is reliable, the Company has not independently verified the accuracy or completeness of this information. Management's estimates are derived from publicly available information, their knowledge of the Company's industry and their assumptions based on such information and knowledge, which the Company believes to be reasonable. This data involves a number of assumptions and limitations and the industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors.

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This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

2

Zenas BioPharma

3 Today’s agenda and speakers Lonnie Moulder CEO & Chairman Joe Farmer President & COO Jennifer Fox CFO & CBO Lisa von Moltke, M.D. Head of R&D & CMO Haley Laken, Ph.D. CSO 1. Transaction overview and financial support 2. BTKi and progressive forms of MS 4. Oral IL - 17AA/AF and brain - penetrant TYK2 programs 7. Q&A BTKi = Bruton’s Tyrosine Kinase inhibitor 3. Orelabrutinib, a potentially best - in - class BTKi 5. Obexelimab development updates 6. Summary

4 Transformative InnoCare Collaboration Agreement

Collaboration agreement with InnoCare, an established, globally recognized, fully-integrated, biopharmaceutical company

InnoCare Pharma: Market cap >$4.5B USD; two marketed products; >10 candidates in clinical development

Zenas BioPharma

Development and commercialization rights for 3 autoimmune programs

- Orelabrutinib: highly selective CNS-penetrant BTK inhibitor with best-in-class potential supported by strong Phase 2 RMS data
  - Phase 3 PPMS registration-directed trial initiated in U.S.; Phase 3 SPMS registration-directed trial expected to initiate in 1Q26
    - Positive Phase 3 data for a peer BTKi program in SPMS validates BTK as a target for progressive MS
    - Approved for B cell malignancies in China; second most prescribed BTKi in China
- ZB021, an oral IL-17AA/AF inhibitor: IND clearance and enrollment of first patient expected in 2026
- ZB022, a brain penetrant TYK2 inhibitor: IND clearance and enrollment of first patient expected in 2026

INNOCARE 诺诚健华

InnoCare Pharma to receive:

- $35 million cash, 5 million shares of Zenas common stock issued upfront and:
  - Orelabrutinib: up to an additional 2 million shares of Zenas stock and up to $240 million in development and regulatory milestone payments across major territories, as well as commercial sales milestone payments and tiered royalties on net sales
  - IL-17AA/AF program: development and regulatory milestone payments, as well as commercial sales milestone payments and tiered royalties on net sales
  - TYK2 program: development and regulatory milestone payments, as well as commercial sales milestone payments and tiered royalties on net sales
- Transaction closed on October 7, 2025, Eastern Standard Time

5

Orelabrutinib and ZB022 rights: Global; ZB021 rights: Global excluding China and Southeast Asia; InnoCare retains global rights to orelabrutinib in oncology indications; InnoCare listed on HKEX, Market Cap 36.61B HKD as of 10/2/2025; InnoCare products marketed in China and Singapore; ITP = Immune Thrombocytopenia; SLE = Systemic Lupus Erythematosus; RRMS = Relapsing Remitting MS; PPMS= Primary Progressive MS SPMS= Secondary Progressive MS

Zenas BioPharma

6 Transaction expected to accelerate Zenas’ goal to become a multi - franchise, global, fully - integrated, commercial - stage biopharmaceutical company □ Two late - stage franchise programs for four I&I indications □ Global development and commercialization capabilities □ Two early - stage programs with best - in - class potential Potential approval of three 1 best - in - class franchise molecules across five indications in three therapeutic areas » Rheumatology » Multiple Sclerosis » Dermatology □ Experienced team with strong track record of success 2025 2031 x Global commercial presence in indications representing markets of >$50B 2 x Driven by our values, inspired by our patients 1 Obexelimab, orelabrutinib, and ZB021; 2 Company estimate based on published reports and disease prevalence and pricing of advanced therapies within indication

Building compelling I&I and MS franchises consisting of four potentially best-in-class programs

Compound	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Territory
Obexelimab (CD19 and FcɣRIIb bifunctional mAb)	IgG4-RD	Phase 3 INDIGO trial enrolled: data expected around YE 2025				Global excluding JPN, SK, TWN, HK, SGP, AUS[1]
	RMS	Phase 2 MoonStone data expected early Q4 2025				
	SLE	Phase 2 SunStone trial enrolling				
Orelabrutinib (BTK inhibitor)	PPMS	Phase 3 initiated in Q3 2025				Global
	SPMS	Phase 3 expected to initiate in Q1 2026[2]				
ZB021 (Oral IL-17AA/AF inhibitor)	I&I	IND filing and Phase 1 expected in 2026[2]				Global excl. China & SE Asia[3]
ZB022 (Brain-penetrant TYK2 inhibitor)	I&I	IND filing and Phase 1 expected in 2026[2]				Global

Comprehensive and balanced I&I portfolio of small & large molecules in multiple indications with significant commercial potential and recognized regulatory paths to approval

IgG4-RD= IgG4-Related Disease SLE= Systemic Lupus Erythematosus PPMS= Primary Progressive MS SPMS= Secondary Progressive MS; [1] BMS territories; [2] Expected timing based on program timelines; [3] InnoCare Territories

7

Zenas BioPharma

8 Numerous potentially value - creating milestones expected in the next 24 months 2025 2027 2026 Obexelimab Early 4 th quarter: Phase 2 RMS 12 - week data ~Year - end: Phase 3 IgG4 - RD topline data Obexelimab 2 nd quarter: IgG4 - RD BLA submission Mid - year: Phase 2 SLE topline data Obexelimab First half: IgG4 - RD BLA approval & launch Phase 3 SLE start (gated on Phase 2) Orelabrutinib 3 rd quarter: Phase 3 PPMS initiated Orelabrutinib 1 st quarter: Phase 3 SPMS start 2026: IND filing and Phase 1 initiation 2026: IND filing and Phase 1 initiation 2027: Phase 1 patient data 2027: Phase 1 data Obexelimab Obexelimab Obexelimab Orelabrutinib Orelabrutinib IL - 17AA/AF TYK2 IL - 17AA/AF TYK2

9 BTK: A Compelling Target for Progressive Multiple Sclerosis

SPMS and PPMS have the highest unmet need across MS subtypes and limited therapeutic options

~650K patients with MS in the U.S. alone[1]


SPMS
Disability
Time


PPMS
Disability
Time

	SPMS	PPMS
Subtype	**SPMS** (>125K diagnosed patients in U.S.)[1,2]	**PPMS** (~60-100K diagnosed patients in U.S.)[1,3]
Clinical characteristics	Initially RRMS followed by steady increase in disability without relapses	Steady increase in disability without relapses / attacks
Approved therapies	One anticipated by year-end 2025[4]	One
Preferred treatments	RRMS treatments used off-label[4]	Ocrevus approved; higher efficacy agents are desired
Unmet medical need	Therapies that prevent **disability progression**	More effective therapies that prevent **disability progression**

[1] National MS Society 2025, Wallin et al. 2019, Campbell et al 2014, Zenas BioPharma analysis; [2] Milliman et al 2019, Lo et al. 2022, Zenas BioPharma analysis; [3] National MS Society 2025, Zenas BioPharma analysis; [4] First anticipated drug approval for patients with non-relapsing SPMS; SPMS = non-relapsing Secondary Progressive MS; PPMS = Primary Progressive MS; RRMS = Relapsing remitting MS

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Zenas BioPharma

BTK is a validated target in MS with unique potential to address compartmentalized inflammation and disease progression

Significant unmet need in MS for:

- CNS-penetrant mechanisms that address **compartmentalized local inflammation** and directly impact the biology of progressive disease and **neurodegeneration**

BTKi addresses underlying **biology of progressive disease**

- Impacts **peripherally and centrally** located pathogenic B cells and macrophages, and directly inhibits **microglia**

A BTKi is under FDA review as the first therapy for "non-relapsing/active SPMS"

- **Significantly reduced disability progression** independent of relapse activity" in both SPMS & RRMS[4]



PERIPHERY[1]
BBB
CENTRAL NERVOUS SYSTEM[1,2]
RMS (peripheral inflammation)
PMS (compartmentalized inflammation)
T cell
Infiltration of leukocytes into the CNS
Leaky BBB
BTKi
B cell
BTKi
Monocyte
Blood vessel
Proinflammatory mediator release
T cell
BTKi
Macrophage
B cell
BTKi
Immune complexes
Antibody secretion
BTKi
Activated microglia
Proinflammatory mediators
Celullar debris
Demyelination
Dying neuron
Peripheral
Compartmentalized
RMS (active inflammation)
(neurodegeneration) PMS

[1] Reich DS et al. NEJM 2018. [2] Gandhi R et al. J Neuroimmunol. 2010; [3] Saberi et al. 2023, Vong et al. 2022 Greenberg 2024, Krämer et al. 2023; [4] Oh et al. NEJM 2025, Fox et al. NEJM 2025; Image adapted from: Krämer et al. 2023; PMS = Progressive Multiple Sclerosis

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Zenas BioPharma

12 CNS penetrant BTK inhibitor potential to prevent disease progression in MS; confirmed in Phase 3 SPMS and RRMS Trials SPMS: Fox et al . Tolebrutinib in Non - relapsing Secondary Progressive Multiple Sclerosis. NEJM April 2025 RRMS: Oh et al . Tolebrutinib versus Teriflunomide in Relapsing Multiple Sclerosis. NEJM April 2025 CDP: Confirmed Disability Progression; CDW: Confirmed Disability Worsening The BTKi, tolebrutinib, is the first therapy ever to succeed in a Phase 3 SPMS trial; and significantly impacted “disease progression independent of relapse activity” in both SPMS & RRMS Tolebrutinib Phase 3 SPMS Trial: Time to 6 - month CDP Tolebrutinib Phase 3 RRMS Trial: Time to 6 - month CDW

Orelabrutinib is a potential best-in-class therapy for progressive MS and is well-positioned to take advantage of an underdiagnosed and growing market

- **Only one drug approved for PPMS**
- **No drugs approved for SPMS**[1]
- **Only three other programs in late-stage development for SPMS and PPMS**
- **Orelabrutinib is a potential best-in-class molecule for SPMS and PPMS and is well positioned for a commercial opportunity that is expected to expand**[2]



Orelabrutinib has the potential to be the best-in-class BTKi for PMS
Orelabrutinib
BTK inhibitor
InnoCare Pharma
Oral QD
PPMS (2Q30) & SPMS (2Q30)
Tolebrutinib
BTK inhibitor
Sanofi
Oral QD
PPMS (4Q25) & SPMS (3Q24)
Fenebrutinib
BTK inhibitor
Roche
Oral BID
PPMS (3Q25)
Frexalimab
Anti-CD40L
Sanofi
IV Infusion
SPMS (4Q26)
Masitinib
Tyrosine kinase inhibitor
AB Science
Oral BID
PPMS (4Q28) & SPMS (4Q28)
Ocrevus
Anti-CD20
Roche
IV/SC Infusion
PPMS (3Q15)
Phase III
Marketed
SPMS
SPMS Only
PPMS
PPMS Only
PPMS & SPMS
PPMS & SPMS

Quarter and year reflect clinical trial primary completion dates from clinicaltrials.gov or as projected by sponsor
Orelabrutinib Phase 3 SPMS trial is expected to initiate in 1Q 2026

[1] For non-active forms of SPMS (~70% of all SPMS); [2] Pending regulatory approvals

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Zenas BioPharma

14 Orelabrutinib: a Potentially Best - in - Class BTKi

Orelabrutinib's pharmacologic attributes impart best-in-class potential combining high selectivity and CNS penetrant activity

✓ **High selectivity** ✓ **High CNS penetration** ✓ **Low IC_{90}** ✓ **High CNS conc. to IC_{90} ratio**

	Orelabrutinib	**Tolebrutinib**	**Fenebrutinib**
Binding / dosing[1]	Covalent / 80mg QD	Covalent / 60mg QD	Non-covalent / 200mg BID
Selectivity[2] (scanMAX (Eurofins) kinome scan at 1 µM)			
CNS concentration[3]	**High**	**Lower**	**High**
Potency[4] (IC_{90})	**High**	**High**	**Lower**
CNS concentration to IC_{90} ratio	**High**	**Lower**	**Lower**

[1] InnoCare Pharma, Sanofi, and Roche published reports; [2] Darragh *et al.* ACS Pharm. & Trans. Sci 2025; [3] Data on file (orelabrutinib), calculated from Cabanis *et al.* Clinical and Translational Science 2024 (tolebrutinib), American Academy of Neurology Annual Meeting 2024 (fenebrutinib); [4] Data on file (orelabrutinib), Turner *et al.* Drugs R D. 2024 (tolebrutinib and fenebrutinib); Notes: Orelabrutinib 80 mg data inferred from 150 mg dosing; Potency based on kinase activity; Based on comparisons of published data for tolebrutinib and fenebrutinib, no head-to-head comparison studies were conducted

15

Zenas BioPharma

Orelabrutinib Phase 2 RRMS trial

Standard design with MRI measurements; highly predictive of successful outcome in large randomized trials



SCREENING
Diagnosis of relapsing remitting MS:
• Age 18-55 years
• Diagnosis of relapsing-remitting MS
• EDSS score ≤ 5.5
• Neurological stable for ≥ 30 days
• ≥1 relapses within 2 years with
o ≥1 relapse within the last year
o ≥1 Gd+ T1 lesion within 6 months
1:1:1:1 Randomization
Placebo QD (n=40)
Orelabrutinib (50 mg QD)
Orelabrutinib 50 mg QD (n=40)
Orelabrutinib 80 mg QD (n=40)
Orelabrutinib 50 mg BID (n=40)
96-week open label extension (50 mg QD)
Week 12
12-week blinded treatment: Primary endpoint: Number of new T1 Gd-enhancing lesions
Week 24
24-week blinded extension: Number of new T1 Gd-enhancing lesions and additional endpoints

Phase 2 RRMS Trial Summary:

- Design: double-blind, randomized, placebo-controlled with placebo crossover at week 12
- Treatment: 4 different doses of orelabrutinib vs. placebo control through week 12
- **MRI endpoint assessing new T1 Gd-enhancing lesions at week 12**
- Secondary endpoints included T1 Gd-enhancing lesions and new or enlarging T2 lesions at weeks 12, 16, 20, and 24 and safety

16

Source: Xu *et al.* ACTRIMS Forum 2025

Zenas BioPharma

17 Orelabrutinib Phase 2 trial baseline characteristics 35.4 (9.8) • Age, mean (SD), years 100 (63.4%) • Female, n (%) 5.8 (5.8) • Time since diagnosis at screening, mean (SD), years 2.6 (1.5) • EDSS score, median (SD) 1.8 (4.3) • # of GdE T1 hyperintense lesions at baseline, mean (SD) 53 (33.5%) • Patients with GdE T1 hyperintense lesions at screening, n (%) Orelabrutinib Phase 2 RRMS Source: Xu et al. ACTRIMS Forum 2025

18 Orelabrutinib treatment resulted in a rapid and deep reduction in new GdE+ T1 lesions across all evaluated doses 4.34 1.14 0.82 0.42 0.0 1.5 3.0 4.5 Placebo (n=27) 50mg QD (n=30) 50mg BID (n=29) 80mg QD (n=29) 74% 81% > 90% (P=0.0018) (P=0.0073) (P=0.0278) 0.0 1.5 3.0 4.5 0 4 8 12 Placebo Orelabrutinib 50mg QD Orelabrutinib 50mg BID Orelabrutinib 80mg QD Orelabrutinib Weeks of treatment Significant reduction in new GdE+ T1 lesions observed for all orelabrutinib doses at week 12 (primary endpoint) Meaningful and sustained reduction in new GdE+ T1 lesions observed as early as week 4 Cumulative number of new GdE+ T1 lesions Cumulative number of new GdE+ T1 lesions Source: Xu et al. ACTRIMS Forum 2025

19 Orelabrutinib data out to 96 - week support sustained clinical activity and potential impact on disability progression 20.5 9.3 0 6 12 18 24 Baseline Week 96 - 55% 2.7 2.5 0.0 1.5 3.0 Baseline Week 96 - 9% Serum NfL: Indicative of disease activity and progression EDSS Score: Indicative of neurological disability and disease progression SEL Volume: Indicative of smoldering disease and progression Data shown for 80 mg QD dose (switched to 50mg QD dose, week 24 through 96 for OLE, n=36 - 37) NfL = Neurofilament Light chain; EDSS = Expanded Disability Status Scale; SEL = Slowly Expanding Lesions Source: InnoCare Pharma 627.0 377.0 0 50 100 150 200 250 300 350 400 450 500 550 600 650 Week 48 Week 96 - 40% NfL (ng/ml) EDSS Score SEL Volume (mm 3 )

20 Orelabrutinib was generally well tolerated; safety in - line with other BTKi in development for MS 1 • TEAEs for orelabrutinib (n=118) vs. placebo (n=40) during the 12 - week RCP » All TEAEs: 53% vs. 30% » Serious TEAEs: 2% vs. 0% » Liver - related TEAEs: 10% vs. 7.5% o Observed within first 8 weeks of treatment o Occurred primarily in the first eight weeks of treatment, most were present as lab abnormalities only without clinical symptoms • Orelabrutinib was placed on partial clinical hold by FDA (but not EMA) for studies in RMS after 2 cases of DILI meeting Hy’s Law criteria » Safety profile similar to other BTKi in development for MS; three other BTKi programs in development for RMS were also placed on partial clinical hold by the FDA • For high unmet need for progressive MS development, FDA has cleared protocols to proceed with risk mitigation including weekly LTFs and stopping rules • Routinely prescribed oral therapies for MS are also associated with elevated LFTs RCP = Randomized Controlled Period; DILI = Drug - Induced Liver Injury; LFT = Liver Function Test 1 Based on comparisons of published data for to other BTKi in development for MS, no head - to - head comparison studies were conduct ed

21 Orelabrutinib Phase 3 protocols cleared with FDA and positive EMA Scientific Advice PPMS Study Design; trial initiated in U.S. Primary Endpoint: Time to onset of 12 - week cCDP Primary Endpoint: Time to onset of 24 - week CDP SPMS Study Design; trial expected to initiate 1Q 2026

22 Global MS market expected to reach >$30B with approval of new therapies; SPMS and PPMS represent >$12B+ Diagnosed prevalence of MS in the US: ~640K 1 Patients with SPMS and PPMS: 30 - 35%+ 2 Current SPMS and PPMS prevalence: 190 - 225K Non - DMT treated (~30%) 3 ~60K - 70K DMT treated (~70%) 3 ~130 - 155K SPMS currently estimated to account for at least 20% of all MS subtypes 2 PPMS currently estimated to account for 10 - 15% of all MS subtypes 2 Diagnosed prevalence of SPMS and PPMS are expected to increase as new therapeutic option are approved SPMS often diagnosed as RMS for access to approved therapies; SPMS and PPMS could represent >40% of all MS diagnoses Current SPMS and PPMS commercial opportunity in the U.S. alone projected to be >$12B+ 4 and expected to grow significantly with approval of effective therapies that impact disease progression x x x x 1 National MS Society 2025, Wallin et al 2019, Campbell et al 2014, Zenas BioPharma analysis; 2 Milliman et al 2019, Lo et al. 2022, National MS Society 2025, Zenas BioPharma analysis; 3 Zenas BioPharma analysis; 4 Zenas estimate based on reported prevalence and current pricing of B cell therapies approved for MS

Orelabrutinib registration-directed trials to begin in largely untapped progressive MS market segments

>200K Patients

with Progressive MS in U.S. alone representing a commercial market[1] of

$12B+

- MoA uniquely targets **both peripherally and centrally located pathogenic B cells** and **centrally located microglial cells**
- Potential **Best in category pharmacology**[2] with potential for best-in-class efficacy and convenience – 2nd most prescribed BTKi in China for B cell malignancies
- Peer BTKi under FDA review for SPMS; an accumulation of data supports **potential to address neurodegeneration and "silent progression"**
- **Highly positive Phase 2 results** in RMS with 96 weeks of data; Phase 3 PPMS trial initiated and Phase 3 trial for SPMS expected to initiate in 1Q 2026
- **Clear path forward with FDA and EMA** on Phase 3 PPMS registration trial initiated in the U.S.; Phase 3 SPMS registration trial expected to initiate in 1Q26
- **MS market anticipated to exceed $30B by 2030**[3]; progressive forms accounting for >40% - expansion accommodates several agents for each indication

[1] Zenas estimate based on reported prevalence and current pricing of B cell therapies approved for MS; [2] Based on comparisons of published data for other BTKi programs, no head-to-head comparison studies were conducted; [3] GlobalData, Zenas analysis

23

Zenas BioPharma

24 Oral IL - 17AA/AF and Brain Penetrant TYK2 Programs

ZB021: a novel oral IL-17AA/AF provides opportunity to expand pipeline within rheumatology and into other therapeutic areas including dermatology

ZB021 is an oral IL-17AA/AF inhibitor with best-in-class potential

- IND submission planned and Phase 1 expected to initiate in 2026

Anti-IL-17 Biologics: a blockbuster drug class for rheumatic and dermatologic diseases

- Currently a $10B global market with ~50% average annual growth since first approval
  - Three biologics approved for seven rheumatic and dermatologic autoimmune indications*
  - Market expected to grow with additional IL-17 approvals and launches in other indications

Growing interest in small molecules against targets established by biologics

Lilly / DICE Therapeutics: Eli Lilly acquisition of DICE Therapeutics for $2.4B for oral IL-17 portfolio

Johnson & Johnson / Protagonist Therapeutics: Eli Lilly partnership with Protagonist Therapeutics on oral IL-23 program with up to $990M in total deal value

* Plaque Psoriasis; Psoriatic Arthritis; Ankylosing Spondylitis; Non-Radiographic Axial Spondyloarthritis; Enthesitis-Related Arthritis; Hidradenitis Suppurativa

25

Zenas BioPharma

26 ZB021’s best - in - class potential is supported by robust in vitro and in vivo activity 0 2 4 6 8 10 12 14 0 3 4 5 6 7 8 9 Normal control Vehicle Anti - IL - 17 biologic ICP - 054 0.3 mg/kg ICP - 054 1 mg/kg ICP - 054 3 mg/kg ICP - 054 10 mg/kg Days post - treatment Clinical Score Robust efficacy: achieves comparable activity in vivo to a reference anti - IL - 17 biologic in rat CIA model High potency in vitro combined with strong ADME properties Inhibition of IL - 17 – IL17RA binding (IC 50 ; nM ) IL - 17 signaling inhibition (IC 50 ; nM ) 2.6 ± 1.7 IL17AA: 6.5 ± 3.1 IL17AF: 18.4 ± 16.2 Inhibition of IL - 17 signaling from Th17 supernatant (IC 50 ; nM ) 2.8 ± 2.4 High oral bioavailability (~80% in monkey) Low clearance High metabolic stability x x x

ZB022: a brain-penetrant TYK2 inhibitor with significant opportunity in neuroinflammatory and neurodegenerative diseases

ZB022: a TYK2 inhibitor with best-in-class potential

- Complementary mechanism to **expand upon potential neurology franchise** led by orelabrutinib
  - ➢ **Allosteric JH2 inhibition** improves selectivity and specificity
  - ➢ **Favorable PK/PD** observed in preclinical studies
  - ➢ **High activity** in preclinical neurological disease model
- IND submission planned and Phase 1 expected to initiate in 2026



PERIPHERY
BBB
CENTRAL NERVOUS SYSTEM
RMS (peripheral inflammation)
PMS (compartmentalized inflammation)
TYK2i
T cell
Infiltration of T cells into CNS
Leaky BBB
Blood vessel
Proinflammatory mediator release
Activated microglia
Proinflammatory mediators
Celular debris
Demyelination
Dying neuron
Activated astrocyte

TYK2 is a well-established mechanism across a range of autoimmune diseases

- Brain penetrant molecules may provide opportunity to extend benefit to neurological diseases
  - ➢ Increasing evidence implicating **TYK2's role in neuroinflammatory and neurodegenerative diseases**
  - ➢ Partial loss-of-function variants protect against various autoimmune diseases including MS
  - ➢ TYK2 shown to stabilize tau in Alzheimer's disease

27
Zenas BioPharma

28 Obexelimab: a Potential I&I Franchise Molecule

29 Obexelimab: Phase 3 and multiple Phase 2 data readouts expected Territory Next Milestone Phase 3 Phase 2 Phase 1 Preclinical Indication Compound Global excluding JPN, SK, TWN, HK, SGP, AUS 3 Phase 3 Topline Results expected around year end 2025 IgG4 - RD Obexelimab 1 (CD19 and Fc ɣ RIIb bifunctional mAb) Primary endpoint (12 - week) data expected early Q4 2025 RMS Primary endpoint (24 - week) data expected mid - 2026 SLE Phase 3 INDIGO trial fully enrolled 2 Phase 2 SunStone trial enrolling 2 Phase 2 MoonStone trial fully enrolled 2 1 Zenas acquired exclusive worldwide rights to obexelimab from Xencor, Inc. 2 Randomized versus placebo 3 Bristol Myers Squibb & Co. holds exclusive development and commercialization rights in JPN, SK, TWN, HK, SGP, AUS

Obexelimab is a potentially differentiated B cell targeted therapy with a novel bifunctional MoA

Obexelimab's co-engagement of CD19 and FcγRIIb results in an inhibition of B cells, rather than effector cell-dependent depletion[1,2,3,4]

- CD19 broadly **expressed across B cell lineage**, including **pro-B cells**, **pre-B cells**, **B cells**, **plasmablasts** and select **plasma cells**[5]
- FcγRIIb engagement **mimics the activity of natural antigen-antibody** complex
- Fc engineered to increase FcγRIIb affinity **~230-fold vs. native IgG1**[2]
- Designed to **avoid ADCC / CDC-mediated depletion** with activity independent of immune effector cell presence
- **Potent inhibition of B cell** antibody production, proliferation, cytokine secretion, and antigen presentation to T cells[1,2]
- **Persistent inhibitory activity** in peripheral blood and **within tissues**[3]


B cell
receptor
Obexelimab
FcγRIIB
CD19
CD79
CD79
CD19

Source: Zenas BioPharma

[1]Chu et al. *Molecular Immunology* 2008 & Zenas data on file
[2]Szili et al. *mAbs* 2014
[3]Chu et al. *Journal of Translational Autoimmunity* 2021
[4]Chu et al. *Arthritis & Rheumatology* 2014
[5]Abeles et al. *Annual Review of Immunology* 2024; Verbeek et al. *Front. Immunol* 2019

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31 Obexelimab for Relapsing Multiple Sclerosis

Phase 2 MoonStone RMS trial (n=116)

Standard design with MRI measurements; highly predictive of successful outcome in large randomized trials



SCREENING
Active RMS (relapsing remitting MS or relapsing secondary progressive MS):
• EDSS <5.5*
2:1 Randomization
Obexelimab Q1W
Week 12
Week 24
Placebo Q1W
Obexelimab Q1W
Open label extension
Week 12 Primary endpoint:
Number of new T1 Gd-enhancing lesions
Week 24 Additional endpoints:
including disease progression endpoints

MoonStone Trial Summary:

- Design: double-blind, randomized, placebo-controlled with placebo crossover at week 12
- Treatment: obexelimab 250mg SC weekly vs. placebo control (through week 12)
- **MRI endpoint assessing T1 Gd-enhancing lesions at week 12**
- Secondary and exploratory endpoints: utilizing standardized assessments, imaging and biomarkers to evaluate impact on disease progression/silent progression through week 24

* EDSS 5.5 = disability severe enough to preclude full daily activities. Able to walk without aid or rest for 100m

32

33 MoonStone baseline characteristics 42 (9.5) • Age, mean (SD), years 81 (70%) • Female, n (%) 7.54 (8.6) • Time since diagnosis at screening, mean (SD), years 3 (0.0 - 5.5) • EDSS score, median (range) 0.71 (2.2) • # of GdE T1 hyperintense lesions at screening, mean 25 (21.6) • Patients with GdE T1 hyperintense lesions at screening, n (%) Notes: • All data are summarized according to the nominal visit at the time of the data cut. • Data cutoff date: 18Sep2025 • Study remains blinded MoonStone (n=116)

34 Historical benchmarks for GdE+ T1 lesions from Phase 2 RMS trials Baseline GdE+ T1 lesions and baseline characteristics most similar to fenebrutinib Assessment GdE T1 Lesions* Phase 2 Program At week 12 0.27 vs. 0.03 • Fenebrutinib (BTKi) Cumulative week 12 4.34 vs. 0.42 • Orelabrutinib (BTKi) At week 12 1.03 vs. 0.13 • Tolebrutinib (BTKi) At week 12 1.40 vs. 0.20 • Frexalimab (CD40L) At week 12 1.3 vs. 0.10 • Ofatumumab (CD20) Cumulative week 24 6.6 vs. 0.80 • Ocrelizumab (CD20) * Mean per scan; Data are cross - trial comparisons, may not reflect the trials primary endpoint, and should therefore be considere d directions

35 Blinded review of MoonStone’s randomized controlled data shows rapid decline in new and new/existing lesions per scan up to week 12 0.71 0.09 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 Baseline * 0.53 Week 4 0.13 Week 8 Week 12 0.71 0.60 0.18 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 Baseline Week 4 0.35 Week 8 Week 12 Obexelimab and placebo (blinded data; 2:1 randomization ) Obexelimab and placebo (blinded data; 2:1 randomization ) (n=116) (n=114) (n=112) (n=115) (n=116) (n=114) (n=113) (n=115) Notes: • Data presented as the unadjusted lesion rate per scan is the total number of lesions divided by the total number of scans • Data cutoff date: 18Sep2025 • Study remains blinded * Baseline data include all GdE T1 lesions at screening. Post - baseline data represent new GdE T1 lesions relative to the last visi t. Number of new GdE+ T1 hyperintense lesions per scan Number of new and existing GdE+ T1 hyperintense lesions per scan

36 Approval of new drugs for RMS is challenging due to the evolving treatment landscape and current pivotal trial endpoints • Shifting clinical trial recruitment dynamics » Slower recruitment » Patients now have less active disease • Challenging to show benefit given less active population » Agents evaluated in recent trials showed substantial reductions in ARR along with teriflunomide • Alternative endpoints under discussion » May improve likelihood of success in future • RMS pivotal trials require substantial investment Available Therapies Highly effective in controlling relapse rates Regulatory Endpoints Improvement in annualized relapse rate (ARR) vs. active comparator required for approval Capital Requirements Two large randomized trials needed for approval RMS program decision based on MoonStone data and the evolving landscape for the development of new therapies for RMS anticipated in early 2026

37 Obexelimab for IgG4 - RD

Patients with IgG4-RD are likely to experience disease progression independent of flares with cumulative organ damage

IgG4-RD is a debilitating **chronic fibro-inflammatory disease** affecting multiple organ systems[1]

Repeated disease flares can damage new or existing disease sites[1]

Subclinical inflammatory processes left untreated can lead to fibrosis and irreversible organ damage[1]

Obexelimab once-weekly, self-administered, subcutaneous injection could **potentially address the underlying disease** burden, if approved[2]

Subclinical / smoldering disease activity can meaningfully contribute to organ damage



Clinically evident disease flares
ACR/EULAR threshold for classification of IgG4-RD
Subclinical / smoldering disease
Disease course over time

[1]Perugino, C. *et al. Nature Reviews Rheumatology*. 16, 702–714 (2020); [2]As measured by secondary endpoints in ongoing Phase 3 INDIGO trial

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39 Obexelimab’s Phase 2 IgG4 - RD results demonstrated rapid, robust, and sustained reduction in IgG4 - RD disease activity 1 • Rapid induction of remission and sustained reduction in disease activity (IgG4 - RD RI) • 100% of patients who completed trial met primary endpoint (2 - point IgG4 - RD RI reduction) • 93% with ongoing remission at end of trial • 80% with prior rituximab achieved complete remission with obexelimab • Well tolerated ; no obexelimab - related SAEs Obexelimab Induction and Maintenance Trial (obexelimab 5mg/kg IV Q2W x 12 doses; n=15) 0 5 10 15 20 25 30 1 15 29 57 85 113 141 169 197 Completed Early termination IgG4 - RD RI Score Da y 1 Perugino et al. Lancet Rheumatology 2023. Open - label, single - arm Phase 2 PoC trial in 15 obexelimab - treated patients with moderate to severe disease as induction and maintenance, one or more organ systems involved and an IgG4 - RD Responder Index (RI) of ≥ 3 Note rituximab comparaisons not head - to - head and reference data reported by Carruthers MN et al. Ann Rheum Dis. 2015. Rituximab trial patients (n=30) had similar baseline characteristics

Phase 3 INDIGO IgG4-RD trial enrollment complete

Trial of over 190 patients, the largest ever conducted, with topline results expected around year-end 2025


SCREENING
• 20-60 mg GC Tx for flare
• 20mg GC at trial entry
1:1
GC taper to 0mg by week 8
Obexelimab SC Q1W for 52 weeks (n=~100)
GC taper to 0mg by week 8
Placebo SC Q1W for 52 weeks (n=~100)
Open label extension

INDIGO Trial Summary:

- Design: randomized, double-blind, placebo-controlled
- **Primary endpoint: time to disease flare through week 52**
- Secondary endpoints include: 52-week flare rate, Achievement of complete remission, Use and quantity of rescue medication, Change in GC-associated toxicity as measured by the Glucocorticoid Toxicity Index (GTI)

60% PBO rate for MITIGATE (Uplizna® Phase 3) a derisking event for INDIGO assumptions; MITIGATE and INDIGO study designs are substantially similar[1]

[1] Stone, et al. Inebilizumab for Treatment of IgG4-Related Disease. *NEJM*. Nov 2024.
GC = glucocorticoid; SC = subcutaneous

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Zenas BioPharma

Obexelimab has the potential to become a best-in-class therapy in the evolving IgG4-RD treatment landscape

- ✓ Potential to achieve faster responses and higher **complete remission** rates
- ✓ No premedication and **no risk of infusion-related reactions**
- ✓ Potential to allow for **vaccinations** or management of intercurrent illness
- ✓ **Patient preference** for at home, subcutaneous injection
- ✓ SC dosing chosen for **optimal pharmacokinetic and clinical activity**
- ✓ Possibility for **lower out-of-pocket expense** (Medicare Part D vs. B)

We believe obexelimab's potential product attributes support its differentiation in the IgG4-RD treatment landscape; validated through strategic collaboration with Bristol Myers Squibb[1]

[1] Bristol Meyers Squibb hold an exclusive license to develop, manufacture, and commercialize obexelimab in Japan, South Korea, Taiwan, Singapore, Hong Kong and Australia

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Zenas BioPharma

Obexelimab represents a compelling $1billion+ commercial revenue opportunity in the U.S. alone[1]

Estimated U.S. prevalence: ~30-40K[2]

↓

Current U.S. diagnosed prevalence: ~20K[1]

↓

Patients treated with systemic therapies: ~20K[3]

↓

Stable remission: ~8K-10K | **Chronic disease ~10K-12K**

- ✓ **Diagnosed prevalence for IgG4-RD expected to increase** with introduction of first approved therapies
- ✓ Attractive orphan pricing creates a market opportunity of **~$3 billion** in the U.S. alone[3]
- ✓ Similar prevalence and potential for **orphan pricing in Europe** creates a significant commercial opportunity
- ✓ Zenas management team has **extensive track record** successfully building commercial organizations and launching drugs in the U.S. and Europe

Currently diagnosed patients eligible for maintenance therapies = $3 billion U.S. commercial opportunity[4]

Opportunity supported by robust early Uplizna® launch

[1] Pending FDA approval; [2] Wallace et al 2023 and Zenas BioPharma research; [3] GCs, immunosuppressants, DMARDs and now Uplizna; [4] Company estimate based on disease prevalence and pricing of advanced therapies within indication

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43 Obexelimab for Systemic Lupus Erythematosus

44 Potential for improved clinical activity with an optimized obexelimab subcutaneous dosing regimen 17% 35% 52% 0% 10% 20% 30% 40% 50% 60% Intention - to - treat population 1 Optimized exposure (C trough ) population 2 Biomarker positive population 3 Patients at W32 without loss of improvement (∆" vs. PBO") Source: Merrill et al. Arthritis Rheumatol . 2023 1 Defined as all randomized patients receiving at least one dose of study medication 2 C trough Quartiles 3 & 4 in efficacy evaluable analysis 3 Biomarker positive defined as patients in predefined lupus phenotypic gene expression clusters 3 & 6 (~38% of evaluated popul ati on) Higher clinical activity observed with obexelimab in a Phase 2 SLE trial with optimized exposure (C trough ), and in a potential biomarker positive population Screening Placebo IV Q2W for 32 weeks (n=52) 1:1 Obexelimab 5mg/kg IV Q2W for 32 weeks (n=52) Current approved therapies demonstrate modest effect sizes of 12 – 17% over placebo on SRI - 4/BICLA assessments

Phase 2 SunStone SLE trial enrolling

Designed to confirm obexelimab activity in all-comer and biomarker populations

Incorporates learnings from previous Phase 2 trial to increase POS

- SC dosing to improve PK (steady state C_{trough} above Phase 2 top (4th) quartile for all patients)
- Powered on appropriate placebo response and effect size assumptions
- Strict adjudication for eligibility and assessment (moderate/severe patients only); strict corticosteroid tapering rules to reduce placebo responses

SCREENING

Active SLE:
- BILAG ≥1A or ≥2B
- SLEDAI ≥6
- PI confirmation

Stable steroids

1:1

Obexelimab Q1W for 24 weeks (n=95)

Placebo Q1W for 24 weeks (n=95)

Follow-up

- Design: randomized, double-blind, placebo-controlled
- **Primary Endpoint: Reduction of SLE disease activity at week 24 by BILAG-Based Composite Lupus Assessment (BICLA)**

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46 Future Catalysts and Corporate Summary

47 Numerous potentially value - creating milestones expected in the next 24 months 2025 2027 2026 Obexelimab Early 4 th quarter: Phase 2 RMS 12 - week data ~Year - end: Phase 3 IgG4 - RD topline data Obexelimab 2 nd quarter: IgG4 - RD BLA submission Mid - year: Phase 2 SLE topline data Obexelimab First half: IgG4 - RD BLA approval & launch Phase 3 SLE start (gated on Phase 2) Orelabrutinib 3 rd quarter: Phase 3 PPMS initiated Orelabrutinib 1 st quarter: Phase 3 SPMS start 2026: IND filing and Phase 1 initiation 2026: IND filing and Phase 1 initiation 2027: Phase 1 patient data 2027: Phase 1 data Obexelimab Obexelimab Obexelimab Orelabrutinib Orelabrutinib IL - 17AA/AF TYK2 IL - 17AA/AF TYK2

Zenas: Creating a global, immunology-based development and commercial biotechnology company

Obexelimab; an I&I franchise molecule

A potentially best-in-class B cell therapeutic with **Phase 3 data for IgG4-RD** expected year-end, SLE Phase 2 trial enrolling, and RMS Phase 2 data expected early 4Q 2025; each representing a potential multi-billion-dollar commercial opportunity[1]

Orelabrutinib; a Progressive MS franchise molecule

A validated mechanism and potentially best-in-class profile in **Phase 3 registration-directed trial for PPMS** and initiating **Phase 3 registrational trial for SPMS** expected in 1Q 2026; each representing potential blockbuster opportunities[2]

Experienced team and a deep pipeline

Established global capabilities advancing two Phase 3 potential franchise product candidates and innovative, validated pipeline programs: **oral IL-17AA/AF modulator** and **brain penetrant TYK2 inhibitor**[2]

Significant value-creating milestones over the next 2 years

Pipeline delivers late-stage data and proof-of-concept readouts across multiple programs including potential commercialization of obexelimab for IgG4-RD, pending FDA approval

Zenas BioPharma

Enabling patients with autoimmune diseases to reimagine life



[1]Company estimate based on disease prevalence and pricing of advanced therapies within indication, pending regulatory approval

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49 Q&A Session